Exhibit 21.1

BORGWARNER INC. (Parent)*
NAME OF SUBSIDIARY                                         JURISDICTION

B80 Italia S.r.l.                                             Italy
BERU Diesel Start Systems Pvt. Ltd.                                India
BERU Italia S.r.l.                                          Italy
BERU Mexico S.A. de C.V.                                        Mexico
BorgWarner Aftermarket Europe GmbH                                Germany
BorgWarner Arnstadt RE GmbH & Co. KG                                Germany
BorgWarner Automotive Asia Limited                                Hong Kong
BorgWarner Automotive Components (Beijing) Co., Ltd.                        China
BorgWarner Automotive Components (Jiangsu) Co., Ltd.                        China
BorgWarner Automotive Components (Ningbo) Co., Ltd.                        China
BorgWarner Automotive Components (Tianjin) Co., Ltd.                         China
BorgWarner Brasil Ltda.                                        Brazil
BorgWarner (China) Investment Co., Ltd.                                China
BorgWarner Chungju Co., Ltd. (formerly known as BorgWarner BERU Systems Korea Co. Ltd.)        South Korea
BorgWarner Comercial e Distribuidora de Pecas para Veiculos Automotores Ltda.                Brazil
BorgWarner Cooling Systems (India) Private Limited                            India
BorgWarner Cooling Systems GmbH                                Germany
BorgWarner Diversified Transmission Products Inc.                            Delaware
BorgWarner Diversified Transmission Products Services Inc.                        Delaware
BorgWarner Drivetrain de Mexico S.A. de C.V.                            Mexico
BorgWarner Drivetrain Engineering GmbH                                Germany
BorgWarner Drivetrain Management Services de Mexico S.A. de C.V.                    Mexico
BorgWarner Emissions Ltda.                                     Brazil
BorgWarner Emissions Systems Holding LLC                            Delaware
BorgWarner Emissions Systems India Private Limited                            India
BorgWarner Emissions Systems LLC (formerly known as BorgWarner Emissions Systems Inc.)        Delaware
BorgWarner Emissions Systems of Michigan Inc.                            Delaware
BorgWarner Emissions Systems Portugal, Unipessoal LDA                         Portugal
BorgWarner Emissions Systems Spain, S.L.                                Spain
BorgWarner Engineering Ketsch RE GmbH & Co. KG                            Germany
BorgWarner Engineering Kibo RE GmbH & Co. KG                            Germany
BorgWarner Esslingen GmbH (formerly known as Gustav Wahler GmbH u. Co. KG)            Germany
BorgWarner Europe GmbH                                    Germany
BorgWarner Europe Holding S.a. r l.                                    Luxembourg
BorgWarner Europe LLC                                         Delaware
BorgWarner Germany GmbH                                    Germany
BorgWarner Germany Holding S.a. r l.                                Luxembourg
BorgWarner Germany REH GmbH                                    Germany
BorgWarner Germany REM GmbH                                    Germany
BorgWarner Global Holding S.a. r l.                                    Luxembourg
BorgWarner Heidelberg I RE GmbH & Co. KG                            Germany

BorgWarner Heidelberg II RE GmbH & Co. KG                             Germany
BorgWarner Heidelberg REH GmbH                                Germany
BorgWarner Heidelberg REM GmbH                                 Germany
BorgWarner Holding Inc.                                        Delaware
BorgWarner Holdings Limited                                    United Kingdom
BorgWarner Investment Holding Inc.                                Delaware
BorgWarner IT Services Europe GmbH                                Germany
BorgWarner Ithaca LLC                                        Delaware
BorgWarner Japan Inc.                                        Delaware
BorgWarner Ketsch Plant RE GmbH & Co. KG                            Germany
BorgWarner Ketsch REH GmbH                                    Germany
BorgWarner Ketsch REM GmbH                                 Germany
BorgWarner Kibo RE GmbH & Co. KG                                Germany
BorgWarner Limited                                        United Kingdom
BorgWarner Ludwigsburg GmbH                                    Germany
BorgWarner Ludwigsburg RE GmbH & Co. KG                            Germany
BorgWarner Markdorf Plant RE GmbH & Co. KG                            Germany
BorgWarner Markdorf REH GmbH                                    Germany
BorgWarner Markdorf REM GmbH                                     Germany
BorgWarner Morse TEC Japan K.K.                                    Japan
BorgWarner Morse TEC Korea Ltd.                                    South Korea
BorgWarner Morse TEC LLC (formerly known as BorgWarner Morse TEC Inc.)                Delaware
BorgWarner Morse TEC Mexico, S.A. de C.V.                            Mexico
BorgWarner Morse TEC Private Limited                                India
BorgWarner Muggendorf RE GmbH & Co. KG                            Germany
BorgWarner NW Inc.                                        Delaware
BorgWarner Oberboihingen RE GmbH & Co. KG                            Germany
BorgWarner Oroszlany Kft.                                        Hungary
BorgWarner Poland Sp. z o.o.                                    Poland
BorgWarner Powdered Metals Inc.                                    Delaware
BorgWarner Rzeszów Sp. z o.o.                                     Poland
BorgWarner Shenglong (Ningbo) Co., Ltd.                                China
BorgWarner South Asia Inc.                                    Delaware
BorgWarner Spain Holding, S.L.                                    Spain
BorgWarner (Thailand) Limited                                    Thailand
BorgWarner Thermal Systems Inc.                                    Delaware
BorgWarner Thermal Systems of Michigan Inc.                            Delaware
BorgWarner TorqTransfer Systems AB                                Sweden
BorgWarner TorqTransfer Systems Beijing Co., Ltd.                            China
BorgWarner TorqTransfer Systems Holding AB                            Sweden
BorgWarner TorqTransfer Systems Inc.                                Delaware
BorgWarner TorqTransfer Systems Ochang Inc.                            South Korea
BorgWarner Tralee Ltd.                                        Ireland
BorgWarner Transmission Systems Arnstadt GmbH                            Germany
BorgWarner Transmission Systems GmbH                                Germany

BorgWarner Transmission Systems Korea Ltd.                            South Korea
BorgWarner Transmission Systems LLC (formerly known as BorgWarner Transmission Systems Inc.)    Delaware
BorgWarner Transmission Systems Monaco S.A.M.                            Monaco
BorgWarner Transmission Systems Tulle S.A.S.                            France
BorgWarner Trustees Limited                                    United Kingdom
BorgWarner TTS Kft.                                        Hungary
BorgWarner TTS, S. de R.L. de C.V.                                Mexico
BorgWarner Turbo & Emissions Systems France S.A.S.                        France
BorgWarner Turbo and Emissions Systems de Mexico S.A. de C.V.                    Mexico
BorgWarner Turbo Systems Engineering GmbH                            Germany
BorgWarner Turbo Systems GmbH                                    Germany
BorgWarner Turbo Systems LLC (formerly known as BorgWarner Turbo Systems Inc.)            Delaware
BorgWarner Turbo Systems of Michigan Inc.                                Delaware
BorgWarner Turbo Systems Worldwide Headquarters GmbH                        Germany
BorgWarner United Transmission Systems Co., Ltd.                            China
BorgWarner Vertriebs und Verwaltungs GmbH                            Germany
Bronson Specialties Inc.                                        Michigan
BW Holding Ltd.                                            Bermuda
BWA Receivables Corporation                                    Delaware
BWA Turbo Systems Holding LLC                                    Delaware
Creon Insurance Agency Limited                                    United Kingdom
Divgi-Warner Private Limited                                    India
Kuhlman LLC                                            Delaware
Kysor Europe Limited                                        United Kingdom
Morse TEC Europe S.r.l.                                        Italy
NSK-Warner K.K.                                            Japan
NSK-Warner (Shanghai) Co., Ltd.                                    China
NSK-Warner U.S.A., Inc.                                        Michigan
SeohanWarner Turbo Systems, Ltd.                                    South Korea
Transmission Systems AutoForm Ltd.                                South Korea

*This list includes significant equity investees.

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